Exhibit 10.13

[Bar Code]	ENTERED FOR TAXATION
Document 2007 5333	TRANSFER BOOK
Book 2007 Page 5333 Pages 3	Book 13 Page 221, 222
Date 11/14/2007 Time 8:00 AM	Date November 15 2007
Rec Amt $17.00 Aud Amt $5.00	/s/ K. Kae Meyer
PLYMOUTH COUNTY AUDITOR
JOLYNN GOODCHILD, COUNTY RECORDER
PLYMOUTH COUNTY
Prepared by and return to:
Marten A. “Mat” Trotzig, Atty at Law, ISBA #8308, PO Box 336, LeMars, IA 51031, Ph. No. 712-546-8873
Address Tax Statement: Ms. Nancy L. Johnson, 205 First Avenue NE, Le Mars, Iowa 51031
AMENDMENT TO REAL ESTATE CONTRACT
     It is agreed between Nancy L. Johnson, a single person; and Michael J. Earnest and Vicki L. Earnest, husband and wife (“Sellers”); and Northwest Iowa Renewable Energy, L.L.C. (“Buyer”) to amend that certain Real Estate Contract dated November 14, 2006 and filed December 20, 2006 at Book 2006 Page 5904, in the following respects and particulars, to wit:
1.	Paragraph Two of the original contract dealing with interest after July 1, 2007 is deleted in its entirety. Paragraph Five of the original contract is amended so that closing shall be on or before July 1, 2008.

2.	Buyer shall pay the additional sum of $5,000.00 for this Amendment, the full amount of which shall be applied to the principal purchase price.

3.	Sellers have the right to remove and dispose of any and all buildings on the property so long as the same are removed prior to Buyer taking possession.

4.	Paragraph 11 of the original contract dealing with Remedies of the Parties is deleted in its entirety. If this contract is not closed on or before July 1, 2008, the contract shall stand automatically forfeited without notice to Buyer and Seller need only record an affidavit with the Plymouth County Recorder after July 1, 2008 confirming that the contract is forfeited. In such an event, all payments made on this contract shall be forfeited and Buyer shall have no further interest in the property. Seller shall have no right to foreclose on the contract against Buyer and their only remedy is automatic forfeiture as set forth herein.

5.	Buyer agrees to pay the following closing costs of Seller:

Real estate transfer taxes; continuation of Abstract of Title; closing fees with a closing agent of Buyer’s choosing; deed preparation by Buyer’s attorney.

6.	Attorney fees of Seller shall be the responsibility of Sellers.

7.	In all other respects the remaining terms and conditions of the original real estate contract as referred to above shall remain the same.

Dated this 16th day of October, 2007.

/s/ Nancy L. Johnson		NORTHWEST IOWA RENEWABLE

Nancy L. Johnson	Seller	ENERGY, L.L.C.

/s/ Michael J. Earnest		By:	/s/ John E. Lucken

Michael J. Earnest	Seller		John E. Lucken, Chairman

/s/ Vicki L. Earnest

Vicki L. Earnest	Seller

STATE OF IOWA	)
) ss:
COUNTY OF PLYMOUTH	)
     On this 8th day of November, 2007, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Nancy L. Johnson, a single person, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that she executed the same as her voluntary act and deed.

(SEAL)	/s/ Barry S. Thompson Notary Public in and for said County and State.

STATE OF IOWA	)
) ss:
COUNTY OF DICKINSON	)
     ON this 24th day of October, 2007, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Michael J. Earnest and Vicki L. Earnest, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

(SEAL)	/s/ Barry S. Thompson Notary Public in and for said County and State.

STATE OF IOWA	)
) ss:
COUNTY OF PLYMOUTH	)
     On this 16th day of October, 2007, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared John E. Lucken, to me personally known, who, being by me duly sworn, did say that he is the Chairman of said limited liability company executing the within and foregoing instrument, that (no seal has been procured by the said) (the seal affixed thereto is the seal of said) limited liability company; that the said instrument was signed (and sealed) on behalf of said limited liability company by authority of its Members; and that the said

John E. Lucken as such officer acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company, by it voluntarily executed.

(SEAL)	/s/ Marten A. Tortzig Marten A. Trotzig Notary Public in and for said County and State.

Statement

LAW OFFICES
BAUERLY, TROTZIG & BAUERLY, P.L.C
1288 Lincoln St. SW, P.O. Box 336	Date
Le Mars, IA 51031	11/19/2007
(712) 546-8873 FAX (712) 546-8875

To:

Northwest Iowa Renewable Energy, L.L.C.
c/o John Lucken
250 S. 6th Street
P.O. Box 345			Amount Due	Amount Enc.
Akron, IA 51001			$76.00

Date	Description			Amount	Balance

10/19/2007	Balance Forward				234.00
11/05/2007	E-mail from John. Respond to e-mail from John. Return telephone call to Ashley Diediker at Williams and Company. E-mail copy of most recent version of Amendment to Real Estate Contract between Earnest and Johnson.			36.00	270.00
11/07/2007	DEP #72-2200739 — Payment received			-234.00	36.00
11/07/2007	Review e-mail from John. Long distance phone call to Attorney Barry Thompson to inquire about status of Amendment to Real Estate Contract and message left. No Charge.			0.00	36.00
11/08/2007	Long distance phone call for Barry Thompson and message left at 9:00 a.m. Call again at 11:50 a.m. and message left.			18.00	54.00
11/12/2007	Fees advanced to Plymouth County Recorder to record Amendment to Real Estate Contract.			17.00	71.00
11/16/2007	Fees advanced to Plymouth County Recorder for additional fees.			5.00	76.00

CURRENT	1-30 DAYS PAST	31-60 DAYS PAST	61-90 DAYS PAST	OVER 90 DAYS
	DUE	DUE	DUE	PAST DUE	Amount Due

76.00	0.00	0.00	0.00	0.00	$76.00